SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant

Definitive Proxy Statement

[X] Filed by the registrant

[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

MYTRAVELGUIDE.COM, INC.

(Name of the Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box): [x ] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MYTRAVELGUIDE.COM, INC.

8275 S. Eastern Avenue, Suite 200

Las Vegas, NV 89123

(702) 990-8800

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PROXY STATEMENT

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Approximate date of Mailing this Proxy Statement: May 1, 2001.

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of MYTRAVELGUIDE.COM, INC., a Nevada corporation (the "Company"), to stockholders in connection with the election of a Board of Directors, approval of Amendment to Articles of Incorporation regarding a name change and the appointment of an Independent Auditor to be voted upon at the annual meeting of the stockholders of the Company (the "Meeting"). The Meeting is to be held at Parsons Law Firm, 500 108th Avenue N.E., Suite 1710, Bellevue, Washington, 98004, on May 14, 2001, at 9:00 a.m., Pacific Standard Time. The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about May 1, 2001.

The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock (the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Record Date and Outstanding Shares

The Board of Directors has fixed April 20, 2001, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date there are or will be 3,470,000 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share in the approval of the change of name.

PROXIES AND REVOCABLILITY OF PROXIES

The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

(i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Robin J. Harvey, President, c/o Parsons Law Firm, 500 ? 108th Avenue N.E., Suite 1710, Bellevue, Washington, 98004, or hand delivered to the President, at or before the taking of the vote at the meeting.

DISSENTERS' RIGHT OF APPRAISAL

Under current Nevada law, a shareholder is afforded dissenters' rights which, if properly exercised, may require the Company to purchase his shares. Dissenters' rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the Company's certificate of incorporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any action covered by the related resolutions adopted by the Board of Directors and executive officers, which is not by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that are entitled to vote at the Meeting consist of 3,470,000 shares of $0.001 par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on April 20, 2001, the record date for determining stockholders entitled to notice or to vote, are or will be 3,470,000, held by 77 stockholders.

Security Ownership of Principal Holders and Management.

To the knowledge of management and based upon a review of the stock ledger maintained by its transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent (5%) of the Company's common stock as of the date hereof, and the shareholders of management, to wit:

Amount and Nature Percent

Name and Of Beneficial of

Address of Record Title Ownership Class

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CEDE & CO. n/a 798,850 23.02%

P. O. Box 222

Bowling Green Station

New York, NY 10274

ELECTION OF DIRECTORS

The Company's Bylaws state that the Board of Directors shall consist of not less than one nor more than nine members. Robin J. Harvey, the current President and sole Director, has agreed to continue to serve. The shareholders are asked to elect this Director to serve until the next annual meeting of shareholders.

A vote FOR is a vote in favor of electing the nominated Director until the next annual meeting.

CHANGE OF NAME

The Company is in discussions with two companies to purchase the Sun Spots product. If the purchase is completed, the Board believes the Company?s name should be changed to Sun Spots, Inc. or MYT Group, Inc. This will require an amendment to the Articles of Incorporation.

A vote FOR is a vote in favor of amending the Articles of Incorporation to change the name of the Company to Sun Spots, Inc. or MYT Group, Inc. when and if the purchase is completed.

APPOINTMENT OF INDEPENDENT AUDITOR

The Company?s current Independent Auditor is David Coffey. Mr. Coffey has agreed to continue as the Company?s Independent Auditor until the next annual meeting of shareholders. The Board intends to continue to use David Coffey as Independent Auditor. It is not anticipated that Mr. Coffey will attend the next annual meeting.

A vote FOR is a vote in favor of appointing Mr. David Coffey as the Company's Independent Auditor, to serve until the next annual meeting.

QUORUM AND VOTING

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. If less than a majority of the issued and outstanding shares are represented, a majority of shares so represented may adjourn from time to time at the meeting, until holders of the amount of stock required to constitute a quorum shall be in attendance.

Each stockholder will be entitled to one vote for each share of stock standing registered in such shareholder?s name on the books of the corporation on the record date. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

OTHER MATTERS

The Board of Directors of the Company is not aware of any business other than the aforementioned matters that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

By Order of the Board of Directors,

Dated _____________ ________________________________

At __________________ Robin J. Harvey

President, Director